Summary Prospectus May 1, 2010


                                                [Deutsche Asset Management LOGO]
                                             A Member of the Deutsche Bank Group





NY TAX FREE MONEY FUND


CLASS/Ticker    INVESTMENT CLASS           BNYXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/moneypros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                                          0.12
---------------------------------------------------     ----
Distribution/service (12b-1) fees                      None
---------------------------------------------------    -----
Other expenses (includes an administrative fee)(1)      0.69
---------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                    0.81
---------------------------------------------------    -----
Less fee waiver/reimbursement                           0.01
---------------------------------------------------    -----
NET ANNUAL FUND OPERATING EXPENSES                      0.80
---------------------------------------------------    -----

(1) Restated on an annualized basis to exclude the fees paid in connection with the fund's participation in the U.S. Treasury Department's Temporary Guarantee Program, which expired on September 18, 2009. If those fees had been included, the fund's "Other expenses" and "Total annual fund operating expenses" would have been higher.

The Advisor has contractually agreed through April 30, 2011 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at a ratio no higher than 0.80%. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------  ---------  ---------  ---------
$82        $258       $449      $1,001
---        ----       ----      ------



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from federal income taxes and exempt from New York State and New York City personal income taxes. The fund concentrates its investments in municipal bonds and notes of the State of New York or governmental issuers in other locales, such as the Commonwealth of Puerto Rico, the interest on which is exempt from New York State and New York City personal income taxes.


The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"), also called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are trusts that hold municipal securities and that offer purchasers (such as the fund) a conditional right to sell their interest in the underlying securities to a financial institution at par value plus accrued interest. The fund may invest up to 50% of its net assets in MTRs, as well as an additional 10% of net assets on a temporary basis to manage inflows into the fund.

o General obligation notes and bonds, which an issuer backs with its full faith and credit (taxing power).

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in bonds that have features that reduce their maturities on their purchase date.

o Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.

The fund may invest up to 20% of its total assets in notes and bonds that are exempt from federal income taxes but not from New York State and New York City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the fund's criteria.


MANAGEMENT PROCESS. The fund buys short-term municipal obligations that at the time of purchase:

o have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

o are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the



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SUMMARY PROSPECTUS May 1, 2010                          NY Tax Free Money Fund
credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors include increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.


TAX RISK. Any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income at both the state and federal levels, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders and potentially hurting fund performance as well.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.


INTERMEDIARY RISK. The fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund. If a large intermediary redeemed it shares, the fund would have to sell a substantial amount of its holdings, possibly at a time and for a price it would not otherwise chose.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Investment Class)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  3.23      1.89    0.65      0.32    0.47    1.70      2.71    2.94     1.76      0.22
  2000      2001    2002      2003    2004    2005      2006    2007    2008      2009




Best Quarter: 0.86%, Q4 2000       Worst Quarter: 0.00%, Q4 2009
Year-to-Date as of 3/31/10: 0.00%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)


 1          5          10
 YEAR       YEARS      YEARS
---------  ---------  ---------
0.22       1.86       1.58
----       ----       ----

Total returns would have been lower if operating expenses hadn't been reduced.



                                       3
SUMMARY PROSPECTUS May 1, 2010                          NY Tax Free Money Fund

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $2,000, and there is no minimum additional investment. However, your financial advisor may set its own minimum investment.



TO PLACE ORDERS


MAIL   First Investment         Deutsche Asset Management c/o
                                DWS Investments, PO Box 219356
                                Kansas City, MO 64121-9356
       Additional Investments   Deutsche Asset Management c/o
                                DWS Investments, PO Box 219154
                                Kansas City, MO 64121-9154
       Exchanges and            Deutsche Asset Management c/o
       Redemptions              DWS Investments, PO Box 219557
                                Kansas City, MO 64121-9557
EXPEDITED MAIL                  Deutsche Asset Management c/o
                                DWS Investments, 210 West 10th Street
                                Kansas City, MO 64105-1614


TAX INFORMATION


The fund's distributions (distributions are declared daily and paid monthly) are generally exempt from regular federal and state income tax. The fund may include capital gains and losses in its monthly dividend. Net capital gains may also be paid annually. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
                                                          NY Tax Free Money Fund
                                         SUMMARY PROSPECTUS May 1, 2010 NYTF-SUM